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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 30, 1999

                            CALLOWAY'S NURSERY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                     0-19305                   75-2092519
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                            Identification Number)

        4200 AIRPORT FREEWAY
           FORT WORTH, TEXAS                          76117-6200
(Address of principal executive offices)              (Zip code)

                                  817.222.1122

              (Registrant's telephone number, including area code)

                           ---------------------------


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ITEM 2. ACQUISITION OF ASSETS

     On September 21, 1999 Calloway's Nursery, Inc. ("Calloway's") completed the acquisition (the "Cornelius Acquisition") of certain assets of Cornelius Nurseries, Inc. ("CN"), Turkey Creek Farms, Inc.("TCF") and Wholesale Landscape Distributors, Inc. ("WLD") (together "Cornelius").

     Cornelius operates four retail garden centers in the Houston market, a growing operation near Houston and two wholesale distribution centers (one each in Houston and near Austin). Calloway's acquired substantially all of the inventories and property, plant and equipment of Cornelius for cash of approximately $8.5 million and $4.0 million of non-dividend, preferred stock with a mandatory redemption after five years. Calloway's did not assume any material liabilities of Cornelius. Calloway's expects to continue operation of the acquired facilities using their existing trade names.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          (1) The audited financial statements as of September 30, 1998 and 1997 and for each of the two years in the period ended September 30, 1998 of Cornelius Nurseries, Inc. and Turkey Creek Farms, Inc., including the report of independent accountants, filed as
               Exhibit 99.1 to the Form 8-K include the following information:

               (a)  Report of Independent Accountants.

               (b)  Combined Balance Sheets as of September 30, 1998 and 1997.

               (c) Combined Statements of Operations and Retained Earnings for the years ended September 30, 1998 and 1997.

               (d) Combined Statements of Cash Flows for the years ended September 30, 1998 and 1997.

               (e)  Notes to combined financial statements.

          (2) The unaudited condensed financial statements as of June 30, 1999 and for the nine-month period then ended of Cornelius Nurseries, Inc., Turkey Creek Farms, Inc., and Wholesale Landscape Distributors, Inc. filed as Exhibit 99.2 to the Form 8-K include the following information:

               (f)  Condensed Combined Balance Sheet as of June 30, 1999.

               (g) Condensed Combined Statement of Operations for the nine-month period ended June 30, 1999.

               (h) Condensed Combined Statement of Cash Flows for the nine-month period ended June 30, 1999.

               (i)  Notes to unaudited condensed combined financial statements.

          Note: Prior to October 1, 1998, WLD was a division of TCF. Accordingly, both the unaudited condensed combined financial statements for CN, TCF and WLD as of and for the nine-month period ended June 30, 1999, and the combined financial statements of CN and TCF as of and for the years ended September 30, 1998 and 1997 include the financial position and results of operations for WLD.


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     b)   PRO FORMA FINANCIAL INFORMATION

           Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the Registrant hereby files the pro forma financial information included in Exhibit
           99.3 as follows:

          (1) Unaudited pro forma condensed consolidated financial introductory paragraphs.

          (2) Unaudited pro forma condensed consolidated Balance Sheet as of June 30, 1999.

          (3) Unaudited pro forma condensed consolidated Statement of Operations for the nine-month period ended June 30, 1999.

          (4) Unaudited pro forma condensed consolidated Statement of Operations for the year ended September 30, 1998.

          (5) Notes to unaudited pro forma condensed consolidated financial information.

     b)   EXHIBITS

            2.1 Amended and Restated Asset Purchase Agreement between Calloway's Nursery, Inc. and Cornelius Nurseries, Inc., Turkey Creek Farms, Inc. and Wholesale Landscape Distributors, Inc. dated as of June 3, 1999(1).

            4.1 Certificate of Designation of Non-voting Acquisition Preferred Stock of Calloway's Nursery, Inc.

            10.1 Loan Agreement between Calloway's Nursery, Inc., Calloway's Cornelius, Inc. and The Frost National Bank.

            23.1        Consent of Hidalgo, Banfill, Zlotnik & Kermali, P.C.

            99.1        Cornelius Nurseries, Inc. and Turkey Creek Farms, Inc.
                        Combined Financial Statements as of and for the years ended September 30, 1998 and 1997.

            99.2 Cornelius Nurseries, Inc., Turkey Creek Farms, Inc. and Wholesale Landscape Distributors, Inc. Combined Financial Statements as of and for the nine-month period ended June 30, 1999.

            99.3 Calloway's Nursery, Inc. and Subsidiaries Unaudited Pro Forma Condensed Financial Information as of June 30, 1999, for the nine-month period ended June 30, 1999 and for the year ended September 30, 1998.


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(1) The Asset Purchase Agreement references certain exhibits and schedules annexed thereto. A copy of any omitted item will be furnished supplementally to the Commission upon request.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         CALLOWAY'S NURSERY, INC.



                                   By:
                                      ---------------------------
                                      Daniel G. Reynolds
                                      Vice President and Chief Financial Officer

                                      Dated: September 30, 1999


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                                  EXHIBIT INDEX

            EXHIBIT                DESCRIPTION
            -------                -----------
              2.1       Amended and Restated Asset Purchase Agreement between
                        Calloway's Nursery, Inc. and Cornelius Nurseries, Inc.,
                        Turkey Creek Farms, Inc. and Wholesale Landscape
                        Distributors, Inc. dated as of June 3, 1999(1).

              4.1       Certificate of Designation of Non-voting Acquisition
                        Preferred Stock of Calloway's Nursery, Inc.

              10.1      Loan Agreement between Calloway's Nursery, Inc.,
                        Calloway's Cornelius, Inc. and The Frost National Bank.

              23.1      Consent of Hidalgo, Banfill, Zlotnik & Kermali, P.C.

              99.1      Cornelius Nurseries, Inc. and Turkey Creek Farms, Inc.
                        Combined Financial Statements as of and for the years ended September 30, 1998 and 1997.

              99.2      Cornelius Nurseries, Inc., Turkey Creek Farms, Inc. and
                        Wholesale Landscape Distributors, Inc. Combined
                        Financial Statements as of and for the nine-month period ended June 30, 1999.

              99.3      Calloway's Nursery, Inc. and Subsidiaries Unaudited Pro
                        Forma Condensed Financial Information as of June 30,
                        1999, for the nine-month period ended June 30, 1999 and for the year ended September 30, 1998.


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(1) The Asset Purchase Agreement references certain exhibits and schedules annexed thereto. A copy of any omitted item will be furnished supplementally to the Commission upon request.